UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23994

Eagle Point Defensive Income Trust

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Defensive Income Trust

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Philip Hinkle

Alexander C. Karampatsos
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: September 30

Date of reporting period: March 31, 2025

Item 1. Report to Stockholders

The Annual Report to shareholders of Eagle Point Defensive Income Trust (the “Company”) for the year ended March 31, 2025, is filed herewith.

EAGLE POINT
DEFENSIVE INCOME

FIRST HALF 2025
SEMIANNUAL REPORT
EAGLE POINT DEFENSIVE INCOME TRUST

Eagle Point Defensive Income Trust

Semiannual Report – March 31, 2025

Page Intentionally Left Blank

Important Information about this Report and Eagle Point Defensive Income Trust

This report is transmitted to the shareholders of Eagle Point Defensive Income Trust (“we”, “us”, “our” or the “Fund”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Fund or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Fund or a solicitation of an offer to purchase any such securities and is not a prospectus. From time to time, the Fund may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Defensive Income Management LLC (the “Adviser”) and/or the Fund. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Fund’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Fund. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing in securities of the Fund. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Fund is not appropriate for all investors. The investment program of the Fund is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Fund is not intended to be a complete investment program. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of March 31, 2025. Nothing herein should be relied upon as a representation of the future performance or portfolio holdings of the Fund. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Fund’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

To provide some liquidity to shareholders, the Fund will conduct quarterly repurchase offers for a limited amount of the Fund’s shares (at least 5%). The offer to purchase between 5% and 25% of shares outstanding at net asset value on a quarterly basis is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund’s shares and should be viewed as a long-term investment. The Fund’s shares will not be publicly traded and an investor should not expect to be able to sell shares regardless of how the Fund performs.

Neither the Adviser nor the Fund provides legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Fund, and, in certain cases, from third-party sources and reports (including reports of third-party custodians, collateralized loan obligation (“CLO”) managers and trustees) that have not been independently verified by the Fund. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Fund’s filings with the SEC. The Fund undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Summary of Certain Unaudited Portfolio Characteristics

The summary of portfolio characteristics reflected below is as of March 31, 2025:

Asset Type by Fair Value[1]
Asset Type	Fair Value (in millions)	% of Net Assets
Senior Secured Loans and Notes	$76.0	69.89%
Senior Unsecured Loans and Notes	$39.2	36.06%
Preferred Stock	$16.8	15.47%
Common Stock	$5.2	4.74%
Senior Unsecured Convertible Notes	$2.8	2.56%
Collateralized Fund Obligation Equity	$1.9	1.75%
Convertible Preferred Stock	$1.5	1.36%
Equity Warrants	$0.5	0.45%
Total	$143.8	132.28%

Top Ten Investments by Fair Value[1]
Issuer	Asset Type	Fair Value (in millions)	% of Net Assets
Senior Credit Corp 2022 LLC	Senior Unsecured Loans and Notes	$10.6	9.76%
Waterfall Eden Master Fund LTD	Senior Secured Loans and Notes	$7.3	6.69%
Invesco Senior Secured Management	Preferred Stock	$6.9	6.37%
Metropolitan Levered Partners Fund VIII LP	Senior Secured Loans and Notes	$6.3	5.83%
FinAccel Pte Ltd	Senior Secured Loans and Notes	$6.2	5.66%
Metropolitan Leverage Partners Fund VII LP	Senior Secured Loans and Notes	$6.1	5.58%
ASPF II 2022-I, L.P.	Senior Secured Loans and Notes	$5.6	5.17%
CION Investment Corporation	Senior Unsecured Loans and Notes	$5.4	5.01%
Senior Credit Corp 2022 LLC	Common Stock	$5.2	4.74%
Metropolitan Financing VII LLC	Senior Secured Loans and Notes	$5.0	4.57%
Total		$64.6	59.39%

Notes

[1]	The summary of portfolio investments shown is based on the estimated fair value of the underlying positions as of March 31, 2025. Amounts may not foot due to rounding.

Financial Statements for the Six Months Ended March 31, 2025 (Unaudited)

Eagle Point Defensive Income Trust

Statement of Financial Condition

As of March 31, 2025

(expressed in U.S. dollars, except share amounts)

(Unaudited)

ASSETS
Investments, at fair value:
Affiliated investments, at fair value (cost $15,781,171)	$15,773,772
Unaffiliated investments, at fair value (cost $127,299,848)	128,076,076
Total investments (cost of $143,081,019)	143,849,848
Cash and cash equivalents	2,995,157
Interest and dividends receivable:
Affiliated investments	77,681
Unaffiliated investments	2,211,572
Total interest and dividends receivable	2,289,253
Receivable for securities sold	621,666
Due from affiliates (Note 5)	445,996
Deferred offering costs	60,693
Prepaid expenses	25,281
Total Assets	150,287,894

LIABILITIES
Borrowings under Revolving Credit Facility (less unamortized deferred financing costs of $61,917) (Note 9)	39,323,849
Payable for securities purchased	1,363,606
Interest expense payable	538,790
Professional fees payable	180,596
Administration fees payable	103,566
Other expenses payable	14,593
Total Liabilities	41,525,000

COMMITMENTS AND CONTINGENCIES (Note 7)

NET ASSETS applicable to common stock, unlimited shares authorized, 10,010,000 shares issued and outstanding	$108,762,894

NET ASSETS consist of:
Paid-in capital (Note 6)	$100,100,000
Aggregate distributable earnings (losses)	8,662,894
Total Net Assets	$108,762,894

Shares issued and outstanding	10,010,000

Net asset value per share	$10.87

See accompanying notes to the financial statements

Eagle Point Defensive Income Trust

Schedule of Investments

As of March 31, 2025

(expressed in U.S. dollars)

(Unaudited)

Issuer (1)	Investment (2)	Acquisition Date (3)	Principal Amount / Shares	Cost	Fair Value (4)	% of Net Assets
Investments at Fair Value (5)
Senior Secured Loans and Notes
United States
Financial Services
Waterfall Eden Master Fund LTD	Senior Secured Loan, Tranche 2, 9.874%, 3M SOFR + 5.575%, due on 3/07/2027 ⁽⁶⁾ ⁽⁷⁾ ⁽¹⁰⁾	08/06/24	$7,316,075	$7,259,974	$7,279,495	6.69%
Metropolitan Levered Partners Fund VIII LP	Senior Secured Loan, Tranche 1, 10.299%, 3M SOFR + 6.000%, due on 2/21/2028 ⁽⁶⁾ ⁽⁷⁾ ⁽¹⁰⁾	08/06/24	6,305,137	6,342,167	6,342,968	5.83%
Metropolitan Leverage Partners Fund VII LP	Senior Secured Loan, Tranche 1, 9.299%, 3M SOFR + 5.000%, due on 3/11/2027 ⁽⁶⁾ ⁽⁷⁾ ⁽¹⁰⁾	08/06/24	6,035,398	6,067,730	6,065,575	5.58%
Metropolitan Financing VII LLC	Senior Secured Loan, 9.799%, 3M SOFR + 5.500%, due on 2/12/2026 ⁽⁶⁾ ⁽⁷⁾ ⁽¹⁰⁾	08/06/24	4,971,762	4,974,561	4,971,762	4.57%
Velocity Commercial Capital, LLC	Senior Secured Note, 7.125%, due on 3/15/2027 ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾	08/06/24	4,225,000	4,130,811	4,138,388	3.80%
Waterfall Eden Master Fund LTD	Senior Secured Loan, Tranche 3, 9.874%, 3M SOFR + 5.575%, due on 3/07/2027 ⁽⁶⁾ ⁽⁷⁾ ⁽¹⁰⁾	08/06/24	3,167,619	3,143,329	3,151,781	2.90%
Axar Master Fund Ltd.	Senior Secured Loan, 7.625%, due on 4/08/2027 ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾	08/06/24	3,195,567	3,145,000	3,144,438	2.89%
Claros Mortgage Trust Inc.	Senior Secured Loan, 10.000%, 1M SOFR + 4.500%, due on 8/10/2026 ⁽⁶⁾ ⁽⁷⁾	02/25/25	1,482,000	1,368,834	1,421,483	1.31%
Metropolitan Leverage Partners Fund VII LP	Senior Secured Loan, Tranche 2, 9.299%, 3M SOFR + 5.000%, due on 3/11/2027 ⁽⁶⁾ ⁽⁷⁾ ⁽¹⁰⁾	08/06/24	1,359,649	1,366,933	1,366,447	1.26%
Metropolitan Levered Partners Fund VIII LP	Senior Secured Loan, Tranche 2, 10.299%, 3M SOFR + 6.000%, due on 2/21/2028 ⁽⁶⁾ ⁽⁷⁾ ⁽¹⁰⁾	08/06/24	1,322,524	1,326,602	1,330,459	1.22%
Ready Term Holdings, LLC	Senior Secured Loan, 9.791%, 3M SOFR + 5.500%, due on 4/12/2029 ⁽⁶⁾ ⁽⁷⁾ ⁽¹⁰⁾	08/06/24	1,150,000	1,133,585	1,134,590	1.04%
MGG Onshore Funding IV LLC	Senior Secured Loan, 9.952%, 3M SOFR + 5.650%, due on 2/04/2030 ⁽⁶⁾ ⁽⁷⁾ ⁽⁹⁾ ⁽¹⁰⁾	01/30/25	843,750	741,360	741,656	0.68%
MGG Offshore Funding IV LLC	Senior Secured Loan, 9.980%, 3M SOFR + 5.650%, due on 2/21/2030 ⁽⁶⁾ ⁽⁷⁾ ⁽⁹⁾ ⁽¹⁰⁾	02/20/25	843,750	740,670	741,656	0.68%
Velocity Commercial Capital, LLC	Senior Secured Note, 9.875%, due on 2/15/2029 ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾	08/06/24	635,000	655,650	660,718	0.61%
ReadyCap Holdings LLC	Senior Secured Note, 4.500%, due on 10/20/2026 ⁽⁶⁾ ⁽⁸⁾	08/06/24	340,000	320,690	318,650	0.29%

Structured Finance
ASPF II 2022-I, L.P.	Collateralized Fund Obligation Debt, Class B-2 Note, 11.350%, due on 10/15/2034 ⁽⁶⁾ ⁽⁸⁾ ⁽⁹⁾ ⁽¹⁰⁾	08/06/24	5,420,178	5,426,592	5,627,447	5.17%
ASPF II 2022-I, L.P.	Collateralized Fund Obligation Debt, Class C-2B Note, 15.600%, due on 10/15/2034 ⁽⁶⁾ ⁽⁸⁾ ⁽⁹⁾ ⁽¹⁰⁾	08/06/24	2,981,098	2,984,647	3,084,917	2.84%
Dawson Rated Fund 6-R2 LP	Rated Feeder Fund Debt, Class C Loan, 13.125%, Average of US CMT 3Y and US CMT 5Y + 9.150%, due on 12/15/2034 ⁽⁶⁾ ⁽⁷⁾ ⁽⁹⁾ ⁽¹⁰⁾	12/16/24	2,067,443	2,067,443	2,064,841	1.90%
ALP CFO 2024, L.P.	Senior Secured Loan, Class C Note, 12.881%, due on 10/15/2036 ⁽⁶⁾ ⁽⁸⁾ ⁽⁹⁾ ⁽¹⁰⁾	10/21/24	2,000,000	2,000,000	2,000,206	1.84%
ALP CFO 2024, L.P.	Senior Secured Loan, Class B Note, 10.036%, due on 10/15/2036 ⁽⁶⁾ ⁽⁸⁾ ⁽⁹⁾ ⁽¹⁰⁾	10/21/24	1,788,000	1,788,000	1,788,077	1.64%
New Mountain Guardian IV Rated Feeder III Ltd.	Rated Feeder Fund Debt, Class D Note, 12.343%, 3M SOFR + 8.020%, due on 11/19/2036 ⁽⁶⁾ ⁽⁷⁾ ⁽⁹⁾ ⁽¹⁰⁾	08/28/24	2,314,000	1,527,407	1,528,859	1.41%
NB Blueprint 2025 LLC	Collateralized Fund Obligation Debt, Class B Loan, 9.738%, due on 4/15/2040 ⁽⁶⁾ ⁽⁸⁾ ⁽⁹⁾ ⁽¹⁰⁾	03/28/25	1,191,600	1,191,600	1,191,600	1.10%
New Mountain Guardian IV Rated Feeder III Ltd.	Rated Feeder Fund Debt, Class C Note, 11.823%, 3M SOFR + 7.500%, due on 11/19/2036 ⁽⁶⁾ ⁽⁷⁾ ⁽⁹⁾ ⁽¹⁰⁾	08/28/24	1,582,000	1,059,940	1,060,698	0.98%
Dawson Rated Fund 6-R2 LP	Rated Feeder Fund Debt, Class B Loan, 9.975%, Average of US CMT 3Y and US CMT 5Y + 6.000%, due on 12/15/2034 ⁽⁶⁾ ⁽⁷⁾ ⁽⁹⁾ ⁽¹⁰⁾	12/16/24	1,031,192	1,031,192	1,029,841	0.95%
Brightwood Capital Offshore Fund V-U RN, LLC	Rated Feeder Fund Debt, Class D Loan, 13.950%, 3M SOFR + 9.650%, due on 1/27/2036 ⁽⁶⁾ ⁽⁷⁾ ⁽⁹⁾ ⁽¹⁰⁾	01/27/25	798,000	798,000	798,000	0.73%
Glendower Capital Secondaries CFO, LLC	Collateralized Fund Obligation Debt, Class B Loan, 11.500%, due on 7/12/2038 ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾	08/06/24	750,164	759,896	771,840	0.71%
New Mountain Guardian IV Rated Feeder III Ltd.	Rated Feeder Fund Debt, Class B Note, 9.423%, 3M SOFR + 5.100%, due on 11/19/2036 ⁽⁶⁾ ⁽⁷⁾ ⁽⁹⁾ ⁽¹⁰⁾	08/28/24	970,000	649,900	650,217	0.60%
Dawson Rated Fund 5-R1 LP	Collateralized Fund Obligation Debt, Class C Loan, 13.975%, Average of US CMT 3Y and US CMT 5Y + 10.000%, due on 12/15/2032 ⁽⁶⁾ ⁽⁷⁾ ⁽⁹⁾ ⁽¹⁰⁾	08/06/24	379,010	386,120	399,410	0.37%
Glendower Capital Secondaries CFO, LLC	Collateralized Fund Obligation Debt, Class C Loan, 14.500%, due on 7/12/2038 ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾	08/06/24	343,499	348,605	357,145	0.33%
Brightwood Capital Offshore Fund V-U RN, LLC	Rated Feeder Fund Debt, Class C Loan, 11.790%, 3M SOFR + 7.500%, due on 1/27/2036 ⁽⁶⁾ ⁽⁷⁾ ⁽⁹⁾ ⁽¹⁰⁾	01/27/25	345,000	345,000	345,000	0.32%
New Mountain Guardian IV Rated Feeder I, Ltd.	Rated Feeder Fund Debt, Class B Note, 10.872%, 3M SOFR + 6.350%, due on 11/15/2036 ⁽⁶⁾ ⁽⁷⁾ ⁽⁹⁾ ⁽¹⁰⁾	08/06/24	282,070	282,564	284,806	0.26%
Brightwood Capital Offshore Fund V-U RN, LLC	Rated Feeder Fund Debt, Class B Loan, 9.550%, 3M SOFR + 5.250%, due on 1/27/2036 ⁽⁶⁾ ⁽⁷⁾ ⁽⁹⁾ ⁽¹⁰⁾	01/27/25	282,000	282,000	282,000	0.26%
Dawson Rated Fund 5-R1 LP	Collateralized Fund Obligation Debt, Class B-1 Loan, 10.650%, Average of US CMT 3Y and US CMT 5Y + 6.600%, due on 12/15/2032 ⁽⁶⁾ ⁽⁷⁾ ⁽⁹⁾ ⁽¹⁰⁾	08/06/24	135,107	139,456	140,236	0.13%

Total United States				65,786,258	66,215,206	60.89%

Singapore
Financial Services
FinAccel Pte Ltd	Senior Secured Loan, Class A Note, 14.000%, due on 6/30/2026 ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾	08/06/24	6,099,052	6,136,253	6,153,943	5.66%
FinAccel Pte Ltd	Senior Secured Loan, Class C Note, 15.000%, due on 6/30/2026 ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾	08/06/24	3,321,697	3,360,411	3,381,488	3.11%
FinAccel Pte Ltd	Senior Secured Loan, Class B Note, 14.000%, due on 6/30/2026 ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾	08/06/24	252,421	253,961	254,693	0.23%

Total Singapore				9,750,625	9,790,124	9.00%

Total Senior Secured Loans and Notes				75,536,883	76,005,330	69.89%

Senior Unsecured Loans and Notes
United States
Financial Services
Senior Credit Corp 2022 LLC	Senior Unsecured Note, 8.500%, due on 12/05/2028 ⁽⁶⁾ ⁽⁸⁾ ⁽⁹⁾ ⁽¹¹⁾	08/06/24	10,613,013	10,613,013	10,613,013	9.76%
CION Investment Corporation	Senior Unsecured Note, 9.073%, 3M SOFR + 4.750%, due on 11/08/2027 ⁽⁶⁾ ⁽⁷⁾ ⁽¹⁰⁾	08/06/24	5,320,000	5,302,624	5,447,680	5.01%
Blue Owl Technology Income Corporation	Senior Unsecured Note, Tranche A Note, 9.053%, 3M SOFR + 4.750%, due on 1/15/2029 ⁽⁶⁾ ⁽⁷⁾ ⁽¹⁰⁾	08/06/24	3,450,000	3,535,262	3,598,350	3.31%
Steeprock Real Estate Yield Investors LLC	Senior Unsecured Note, 9.799%, 3M SOFR + 5.500%, due on 4/27/2027 ⁽⁶⁾ ⁽⁷⁾ ⁽¹⁰⁾	08/06/24	2,388,000	2,346,643	2,359,344	2.17%
Steeprock Real Estate Yield Investors LLC	Senior Unsecured Note, Tranche B, 10.799%, 3M SOFR + 6.500%, due on 4/28/2027 ⁽⁶⁾ ⁽⁷⁾ ⁽¹⁰⁾	08/06/24	2,284,000	2,286,942	2,297,704	2.11%
Monroe Capital Opportunistic Private Credit Master Fund SCSp	Senior Unsecured Note, 8.500%, due on 12/01/2026 ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾	08/06/24	2,186,240	2,176,273	2,186,240	2.01%
Invesco CLO Equity Fund 5, L.P.	Senior Unsecured Note, 9.000%, due on 3/14/2035 ⁽⁶⁾ ⁽⁸⁾ ⁽⁹⁾ ⁽¹⁰⁾	03/20/25	2,163,562	2,121,398	2,120,291	1.95%
North Haven Private Income Fund LLC	Senior Unsecured Note, 8.880%, due on 8/10/2028 ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾	08/06/24	1,950,000	2,005,849	2,088,268	1.92%
Monroe Capital Income Plus Corporation	Senior Unsecured Note, Tranche A Note, 9.420%, due on 11/15/2028 ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾	08/06/24	1,670,000	1,758,415	1,773,540	1.63%
Monroe Capital Private Credit Fund 559 LP	Senior Unsecured Note, 8.625%, due on 11/09/2028 ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾	08/06/24	1,750,000	1,747,590	1,757,000	1.62%
Visio - Beach Point Mortgage Trust, LLC	Senior Unsecured Loan, 10.000%, due on 3/17/2030 ⁽⁶⁾ ⁽⁸⁾ ⁽⁹⁾ ⁽¹⁰⁾	03/14/25	1,681,500	1,681,500	1,681,500	1.55%
Arbor Realty Trust Inc.	Senior Unsecured Note, 4.500%, due on 3/15/2027 ⁽⁸⁾	08/06/24	1,035,000	924,427	949,302	0.87%
BSD Capital Inc.	Senior Unsecured Note, 6.965%, 3M SOFR + 2.660%, due on 10/31/2027 ⁽⁶⁾ ⁽⁷⁾ ⁽¹⁰⁾	01/16/25	774,000	650,444	693,504	0.64%
Ready Capital Corporation	Senior Unsecured Note, 9.000%, due on 12/15/2029 ⁽⁸⁾	12/03/24	23,458	565,750	556,189	0.51%
Broadmark Realty Capital Incorporated	Senior Unsecured Note, 5.000%, due on 11/15/2026 ⁽⁶⁾ ⁽⁸⁾	08/06/24	375,000	344,033	354,085	0.33%
Arbor Realty SR Inc.	Senior Unsecured Note, 5.000%, due on 12/30/2028 ⁽⁸⁾	08/06/24	295,000	229,328	252,303	0.23%
Arbor Realty Trust Inc.	Senior Unsecured Note, 5.000%, due on 4/30/2026 ⁽⁸⁾	08/06/24	158,000	148,428	151,176	0.14%
Arbor Realty SR Inc.	Senior Unsecured Note, 8.500%, due on 10/15/2027 ⁽⁸⁾	08/06/24	115,000	106,600	112,700	0.10%
Great Elm Capital Corporation	Senior Unsecured Note, 8.125%, due on 12/31/2029 ⁽⁸⁾	09/13/24	4,471	109,003	111,730	0.10%
Ready Capital Corporation	Senior Unsecured Note, 5.500%, due on 12/30/2028 ⁽⁸⁾	12/27/24	89,000	71,015	69,721	0.06%
Oxford Square Capital Corporation	Senior Unsecured Note, 5.500%, due on 7/31/2028 ⁽⁸⁾	08/06/24	1,636	37,088	38,217	0.04%
Total Senior Unsecured Loans and Notes				38,761,625	39,211,857	36.06%

Senior Unsecured Convertible Notes
United States
Financial Services
Braemar Hotels & Resorts Inc.	Convertible Senior Unsecured Note, 4.500%, due on 6/01/2026 ⁽⁸⁾	08/06/24	2,341,000	2,205,092	2,203,466	2.03%
Logan Ridge Finance Corporation	Convertible Senior Unsecured Note, 6.000%, due on 4/01/2032 ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾	08/06/24	401,250	394,682	398,060	0.37%
Capital Southwest Corporation	Convertible Senior Unsecured Note, 5.125%, due on 11/15/2029 ⁽⁸⁾	11/05/24	180,000	177,487	175,613	0.16%
Total Senior Unsecured Convertible Notes				2,777,261	2,777,139	2.56%

Preferred Stock
United States
Financial Services
Invesco Senior Secured Management	Preferred Stock, 8.000%, due on 6/16/2031 ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾	08/06/24	6,928,377	7,089,808	6,926,991	6.37%
Granite Point Mortgage Trust Inc.	Preferred Stock, 7.000% ⁽⁸⁾	08/06/24	252,166	4,099,066	4,327,169	3.98%
IQHQ, Inc.	Preferred Stock, Series D-1, 10.500% ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾	08/06/24	4,000	4,091,075	3,907,668	3.59%
Rithm Property Trust Inc.	Preferred Stock, 9.875% ⁽⁸⁾	02/27/25	63,597	1,574,334	1,605,188	1.48%
Ready Capital Corporation	Preferred Stock, Series E, 6.500% ⁽⁸⁾	03/03/25	2,879	48,487	46,179	0.04%
Arbor Realty Trust Inc.	Preferred Stock, Series F, 6.250% ⁽⁸⁾	01/27/25	515	11,494	10,805	0.01%
Total Preferred Stock				16,914,264	16,824,000	15.47%

Convertible Preferred Stock
United States
Financial Services
Carlyle Credit Income Fund	Convertible Preferred Stock, Series 2030, 7.500%, due on 1/31/2030 ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾	01/29/25	1,590	1,478,700	1,478,700	1.36%

Collateralized Fund Obligation (“CFO”) Equity
United States
Structured Finance
Glendower Capital Secondaries CFO, LLC	Subordinated Note, effective yield 30.38%, maturity 7/12/2038 ⁽⁶⁾ ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	08/06/24	783,052	1,212,531	1,171,284	1.08%
ALP CFO 2024, L.P.	Subordinated Note, effective yield 38.50%, maturity 10/15/2036 ⁽⁶⁾ ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	10/21/24	814,000	814,000	728,968	0.67%
Total Collateralized Fund Obligation (“CFO”) Equity				2,026,531	1,900,252	1.75%

Equity Warrants
Singapore
Financial Services
FinAccel Pte Ltd	Equity Warrant ⁽⁶⁾ ⁽¹⁰⁾ ⁽¹³⁾	08/06/24	7,892	335,195	385,564	0.35%
FinAccel Pte Ltd	Equity Warrant ⁽⁶⁾ ⁽¹⁰⁾ ⁽¹³⁾	08/06/24	3,471	82,402	106,247	0.10%
Total Equity Warrants				417,597	491,811	0.45%

Common Stock
United States
Financial Services
Senior Credit Corp 2022 LLC	Common Stock ⁽⁶⁾ ⁽⁹⁾ ⁽¹¹⁾ ⁽¹³⁾	08/06/24	4,548,434	5,168,158	5,160,759	4.74%

Total investments at fair value as of March 31, 2025				$143,081,019	$143,849,848	132.28%

Net assets above (below) investments at fair value					(35,086,954)

Net Assets as of March 31, 2025					$108,762,894

(1)	Unless otherwise noted, the Fund is neither affiliated with, nor does it “control” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), any of the issuers listed. In general, under the 1940 Act, the Fund would be presumed to “control” an issuer if it owned 25% or more of its voting securities.
(2)	A portion of the investments presented on the schedule of investments are held as collateral pursuant to the Fund’s financing arrangements. Refer to Note 9 “Revolving Credit Facility” for further discussion.
(3)	Acquisition date represents the initial date of purchase or the date the investment was acquired by the Fund.
(4)	Fair value is determined by Eagle Point Defensive Income Management LLC in accordance with written valuation policies and procedures, subject to oversight by the Fund’s Board of Trustees, in accordance with Rule 2a-5 under the 1940 Act.
(5)	Country represents the principal country of risk where the investment has exposure.
(6)	Securities exempt from registration under the Securities Act of 1933, as amended, and are deemed to be “restricted securities.” As of March 31, 2025, the aggregate fair value of these securities is $133.2 million or 122.5% of the Fund’s net assets.
(7)	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
(8)	Fixed rate investment.
(9)	This investment has an unfunded commitment as of March 31, 2025. Refer to Note 7 “Commitments and Contingencies” for further discussion.
(10)	Classified as Level III investments. See Note 3 “Investments” for further discussion.
(11)	This investment is an affiliated investment as defined under the 1940 Act, which represents investments in which the Fund owns 5% or more of the outstanding voting securities under common ownership or control. Refer to Note 5 “Related Party Transactions” for further discussion.
(12)	CFO equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of the terminal principal payment. The effective yield and investment cost may ultimately not be realized. As of March 31, 2025, the Fund’s weighted average effective yield on its aggregate CFO equity positions, based on current amortized cost, was 33.64%.
(13)	This investment is not an income producing security.

Reference Key:
SOFR Secured Overnight Financing Rate
US CMT United States Constant Maturity Treasury Rate

See accompanying notes to the financial statements

Eagle Point Defensive Income Trust
Statement of Operations
For the six months ended March 31, 2025
(expressed in U.S. dollars)
(Unaudited)

INVESTMENT INCOME
Interest income:
Affiliated investments	$456,065
Unaffiliated investments	6,036,580
Total interest income	6,492,645
Dividend income:
Affiliated investments	1,173,725
Unaffiliated investments	489,412
Total dividend income	1,663,137
Total Investment Income	8,155,782

EXPENSES
Interest expense on Revolving Credit Facility (Note 9)	1,121,472
Professional fees	275,041
Organizational expenses	115,828
Amortization of deferred financing costs	92,875
Administration fees	77,733
Insurance expense	25,281
Amortization of offering costs	21,176
Other expenses	36,070
Total Expenses	1,765,476

NET INVESTMENT INCOME	6,390,306

NET REALIZED GAIN (LOSS) FROM INVESTMENTS:
Affiliated investments	—
Unaffiliated investments	141,462
Net realized gain (loss) from investments	141,462

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS:
Affiliated investments	90,619
Unaffiliated investments	(247,581)
Net change in unrealized appreciation (depreciation) on investments	(156,962)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,374,806

See accompanying notes to the financial statements

Eagle Point Defensive Income Trust

Statements of Changes in Net Assets

(expressed in U.S. dollars, except share amounts)

(Unaudited)

		For the period from
	For the period from	July 29, 2024
	October 1, 2024	(Commencement of Operations)
	through March 31, 2025	through September 30, 2024
Net Increase (decrease) in net assets resulting from operations:
Net investment income	$6,390,306	$1,301,989
Net realized gain (loss) on affiliated investments	—	—
Net realized gain (loss) on unaffiliated investments	141,462	60,308
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(247,581)	1,023,809
Net change in unrealized appreciation (depreciation) on affiliated investments	90,619	(98,018)
Total net increase (decrease) in net assets resulting from operations	6,374,806	2,288,088

Distributions to shareholders:
Total earnings distributed	—	—
Distributions from tax return of capital	—	—
Total distributions to shareholders	—	—

Capital share transactions:
Contributed investments, at fair value	—	123,242,314
Contributed cash	—	100,000
Contributed liabilities	—	(23,242,314)
Total capital share transactions:	—	100,100,000

Total increase (decrease) in net assets	6,374,806	102,388,088
Net assets at beginning of period	102,388,088	—
Net assets at end of period	$108,762,894	$102,388,088

Capital share activity:
Shares issued	—	10,010,000
Total increase (decrease) in capital share activity	—	10,010,000

See accompanying notes to the financial statements

Eagle Point Defensive Income Trust

Statement of Cash Flows

For the six months ended March 31, 2025

(expressed in U.S. dollars)

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from operations	$6,374,806
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments, net of payable for securities purchased	(31,117,988)
Proceeds from sales of investments and repayments of principal, net of receivable for securities sold	13,451,673
Payment-in-kind interest	(84,888)
Net realized (gain) loss on unaffiliated investments	(141,462)
Net change in unrealized (appreciation) depreciation on affiliated investments	(90,619)
Net change in unrealized (appreciation) depreciation on unaffiliated investments	247,581
Amortization (accretion) of premiums or discounts on investments	(146,465)
Amortization of deferred financing costs	92,875
Change in assets and liabilities:
Interest and dividends receivable from affiliated investments	(10,343)
Interest and dividends receivable from unaffiliated investments	(959,632)
Due from affiliates (Note 5)	2,559,142
Due to affiliates (Note 5)	(430,600)
Prepaid expenses	(25,281)
Professional fees payable	(16,071)
Administration fees payable	77,733
Interest expense payable	535,821
Other expenses payable	6,510
Net cash provided by (used in) operating activities	(9,677,208)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under Revolving Credit Facility	14,000,000
Repayments of Revolving Credit Facility	(2,500,000)
Offering costs paid and deferred	(60,693)
Net cash provided by (used in) financing activities	11,439,307

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,762,099

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	1,233,058

CASH AND CASH EQUIVALENTS, END OF PERIOD	$2,995,157

Supplemental disclosure of cash flow from operating activities:
Cash paid for interest expense on Revolving Credit Facility (Note 9)	$585,651

See accompanying notes to the financial statements

EAGLE POINT DEFENSIVE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

March 31, 2025

(expressed in U.S. dollars)

1.	ORGANIZATION

Eagle Point Defensive Income Trust (the “Fund”) is a Delaware statutory trust formed on January 30, 2024. Eagle Point Defensive Income Management LLC (the “Adviser”) manages the Fund’s investments and is subject to the supervision of the Fund’s Board of Trustees (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940.

On May 31, 2024, Eagle Point Defensive Income Fund NJ LP (the “Partnership”), an affiliate and sole shareholder of the Fund, contributed $100,000 in cash in exchange for 10,000 shares of the Fund. The Partnership is a Delaware limited partnership managed by an affiliate of the Adviser. The general partner of the Partnership is Eagle Point DIF GP NJ LLC and is responsible for managing the business and affairs of the Partnership.

On July 29, 2024, the Fund commenced operations. On August 6, 2024, the Partnership contributed certain investments to the Fund (the “Contribution Transaction”) with a fair market value of $124.9 million, inclusive of accrued interest, and transferred liabilities incurred under the Partnership’s revolving credit facility of $23.2 million to the Fund. In exchange, the Partnership received 10,000,000 shares of the Fund and $1.6 million paid in cash.

On August 9, 2024, the Fund registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) to offer its shares on a continuous basis. The Fund intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The primary investment objective of the Fund is to generate high current income, with a secondary objective to generate capital gains. The Fund seeks to achieve its investment objectives by focusing on proactively sourcing, structuring and investing primarily in debt or preferred equity securities issued by funds and investment vehicles, such as business development companies, registered closed-end investment companies, unregistered private funds, real estate investment trusts, collateralized fund obligations (“CFOs”) and rated feeder funds and similar investment vehicles, to finance a portion of their underlying investment portfolio (collectively, “Portfolio Debt Securities”). Portfolio Debt Securities may also include loans to such issuers. Portfolio Debt Securities may be primary issuances originated by the Adviser or its affiliates or secondary market opportunities. The Fund may also invest in other securities that the Adviser believes, in its discretion, are consistent with the Fund’s investment objectives.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The statement of financial condition of the Fund has been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the financial statements are measured and presented in U.S. dollars.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts included in the financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Valuation of Investments

The most significant estimate inherent in the preparation of the financial statements is the valuation of investments.

The Fund accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

EAGLE POINT DEFENSIVE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

March 31, 2025

(expressed in U.S. dollars)

Pursuant to Rule 2a-5 under the 1940 Act adopted by the SEC in December 2020 (“Rule 2a-5”), the Board has elected to designate the Adviser as “valuation designee” to perform fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Fund’s investments in accordance with its written valuation policy approved by the Board. There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Fund. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

The Adviser determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability in measuring investments:

●	Level I – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund is able to access as of the reporting date.

●	Level II – Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical assets or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

●	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Adviser’s valuation policy.

Investments in private investment companies measured using net asset value (“NAV”) as a practical expedient are not categorized within the fair value hierarchy.

An estimate of fair value is made for each investment at least monthly  taking into account information available as of the reporting date.

EAGLE POINT DEFENSIVE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

March 31, 2025

(expressed in U.S. dollars)

See Note 3 “Investments” for further discussion relating to the Fund’s investments.

Investment Income Recognition

Dividend income is recorded on the ex-dividend date. Interest income is recognized using the accrual basis of accounting, to the extent such amounts are expected to be collected. Interest and dividend income on investments in Portfolio Debt Securities is generally expected to be received in cash. Amortization of premium or accretion of discount is recognized using the effective interest method. The Fund applies the provisions of ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities, in calculating amortization of premium for purchased Portfolio Debt Securities.

In certain circumstances, all or a portion of interest income from a given investment may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate represents the coupon rate at payment date when PIK interest is received. On the payment date, all or a portion of interest receivable is capitalized as additional principal in the investment generating the PIK interest or in a related investment. To the extent the Fund does not believe it will be able to collect PIK interest, the investment will be placed on non-accrual status, and previously recorded PIK interest income will be reversed. For the six months ended March 31, 2025, PIK interest income was 2.6% of total interest income as recorded on the Statement of Operations.

CFO equity investments recognize investment income on the accrual basis applying an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows, in accordance with ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets. Under the effective interest method, any difference between cash distributed and the amount calculated pursuant to the effective interest method is recorded as an adjustment to the cost basis of the investment.

Investment Transactions

The Fund records the purchases and sales of securities on the trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Cash and Cash Equivalents

The Fund defines cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. Cash equivalents are carried at cost, plus accrued interest, which approximates fair value. Cash equivalents are held for meeting short-term liquidity requirements, rather than for investment purposes. The Fund maintains its cash and cash equivalents in major financial institutions, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institutions where the accounts are held in order to manage any risk associated with such accounts. Cash equivalents are classified as Level I in the fair value hierarchy. As of March 31, 2025, the Fund held no cash equivalents.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Offering Costs

Offering costs associated with the issuance of the Fund’s shares are capitalized and amortized to expense on a straight-line basis over a twelve-month period.

Organizational Expenses

Organizational expenses of the Fund are expensed as incurred.

Deferred Financing Costs

Deferred financing costs consist of fees and expenses incurred in connection with the Credit Facility (refer to Note 9 “Revolving Credit Facility”). Deferred financing costs are capitalized and amortized over the term of the credit facility and reflected in “Borrowings under credit facility” on the Statement of Financial Condition. Amortization of deferred financing costs is recorded as an expense in the Statement of Operations on a straight-line basis, which approximates the effective interest method.

EAGLE POINT DEFENSIVE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

March 31, 2025

(expressed in U.S. dollars)

Income Taxes

The Fund intends to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to shareholders. To qualify for RIC tax treatment, among other requirements, the Fund is required to distribute at least 90% of its investment company taxable income, as defined by the Code. The Fund has adopted November 30 as its fiscal tax year end. The Fund intends to file federal income and excise tax returns as well as any applicable state tax filings.

The Fund elected to be taxed as a corporation, for tax purposes, on August 7, 2024. The tax characteristics of distributions paid, the tax basis of the components of accumulated earnings (deficit) and any capital loss carry forwards, for federal income tax purposes will be determined at the end of the Fund’s fiscal year end.

As of March 31, 2025, the Fund’s tax cost for federal income tax purposes was $142.6 million. Accordingly, accumulated net unrealized appreciation for tax purposes on investments held by the Fund was $1.3 million, consisting of $6.8 million gross unrealized appreciation and $5.5 million gross unrealized depreciation.

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Fund’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of March 31, 2025:

(presented in millions)
Investments at Fair Value	Level I	Level II	Level III	Investments Measured at Net Asset Value	Total
Senior Secured Loans and Notes	$—	$1.7	$74.3	$—	$76.0
Senior Unsecured Loans and Notes	0.7	1.9	26.0	10.6	39.2
Senior Unsecured Convertible Notes	—	2.4	0.4	—	2.8
Preferred Stock	6.0	—	10.8	—	16.8
Convertible Preferred Stock	—	—	1.5	—	1.5
CFO Equity	—	—	1.9	—	1.9
Equity Warrants	—	—	0.5	—	0.5
Common Stock	—	—	—	5.2	5.2
Total Investments at Fair Value	$6.7	$6.0	$115.4	$15.8	$143.8

(1) Amounts may not foot due to rounding.

EAGLE POINT DEFENSIVE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

March 31, 2025

(expressed in U.S. dollars)

Significant Unobservable Inputs

The following table summarizes the valuation techniques and quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of March 31, 2025. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the Fund’s fair value measurements as provided for in the Adviser’s valuation policy. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Fund’s fair value measurements, as of March 31, 2025. Unobservable inputs and assumptions are periodically reviewed and updated as necessary to reflect current market conditions.

(presented in millions)
	Quantitative Information about Level III Fair Value Measurements

Assets	Fair Value	Valuation Techniques / Methodologies	Unobservable Inputs	Weighted Average (1)/ Range (2)
Investments, at Fair Value

Senior Secured Loans and Notes	$63.3	Discounted Cash Flow	Discount Rate	10.47% / 8.28% - 15.47%

Senior Unsecured Loans and Notes	22.2	Discounted Cash Flow	Discount Rate	8.15% / 6.34% - 11.04%

Senior Unsecured Convertible Notes	0.4	Discounted Cash Flow and Monte Carlo Simulation Model	Discount Rate	7.32%

Preferred Stock	10.8	Discounted Cash Flow	Discount Rate	11.11% / 8.19% - 16.28%

CFO Equity	1.2	Discounted Cash Flow	Discount Rate	42.36%

Equity warrants	0.5	Black Scholes Options Pricing Model	Common Stock Value	$30.62
			Volatility	65.00%
		FINCAD Convertible Preferred Model	Risk Free Rate	4.00%
			Time to Liquidity (in years)	1.25

			Common Stock Value	$30.62
			Volatility	65.00%
			Risk Free Rate	4.13%
			Time to Liquidity (in years)	0.75
			Discount Rate	52.87%
Total (3)	$98.4

(1) Weighted average calculations are based on the fair value of investments.

(2) A range is not presented for asset type categories with one investment.

(3) Amounts may not foot due to rounding.

Certain of the Fund’s Level III investments have been valued using unadjusted unobservable inputs that have not been internally developed by the Adviser, including third-party transactions, third-party pricing, recent transactions and data reported by trustees. As a result, investments with a fair value of $17.0 million have been excluded from the preceding table due to being valued at recent transacted cost.

EAGLE POINT DEFENSIVE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

March 31, 2025

(expressed in U.S. dollars)

Change in Investments Classified as Level III

The following table includes additional information pertaining to financial instruments classified within Level III for the six months ended March 31, 2025:

(presented in millions)

Investments at Fair Value	Senior Secured Loans and Notes	Senior Unsecured Loans and Notes	Senior Unsecured Convertible Notes	Preferred Stock
Balance as of October 1, 2024	$55.3	$24.4	$0.8	$12.6
Purchases of investments, inclusive of payment-in-kind interest	20.3	4.5	—	—
Proceeds from sales or maturities of investments	(1.5)	(3.0)	(0.4)	(1.5)
Net amortization (accretion) of premiums or discounts on investments	0.0	(0.0)	0.0	—
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	0.2	0.2	0.0	(0.3)
Balance as of March 31, 2025 (1) (2)	$74.3	$26.0	$0.4	$10.8

Change in unrealized appreciation (depreciation) on investments still held as of March 31, 2025	$0.2	$0.1	$(0.0)	$(0.2)

Investments at Fair Value	Convertible Preferred Stock	CFO Equity	Equity Warrants	Total
Balance as of October 1, 2024	$—	$1.2	$0.4	$94.6
Purchases of investments, inclusive of payment-in-kind interest	1.5	0.8	0.1	27.2
Proceeds from sales or maturities of investments	—	—	—	(6.4)
Net amortization (accretion) of premiums or discounts on investments	—	0.0	—	0.0
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	—	(0.1)	0.1	0.0
Balance as of March 31, 2025 (1) (2)	$1.5	$1.9	$0.5	$115.4

Change in unrealized appreciation (depreciation) on investments still held as of March 31, 2025	$—	$—	$0.1	$0.1

(1) Amounts may not foot due to rounding.

(2) There were no transfers into or out of Level III investments during the period.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments account in the Statement of Operations, if applicable. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments account in the Statement of Operations.

EAGLE POINT DEFENSIVE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

March 31, 2025

(expressed in U.S. dollars)

Fair Value – Valuation Techniques and Inputs

Exchange-Traded Investments

Exchange-traded investments are fair valued utilizing the official closing price from the applicable exchange as of the measurement date. Due to their observability and active market, the Adviser categorizes such investments as Level I investments.

Investments Not Listed on an Exchange

For investments not listed on an exchange, but for which an active market exists, the Adviser utilizes an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two-sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of these investments, such investments are considered Level II assets.

In the absence of an active market, investments not listed on an exchange require the use of unobservable inputs and significant judgment to determine fair value. For such investments, the Adviser engages a nationally recognized independent valuation agent to determine the fair value. The independent valuation agent performs a discounted cash flow analysis, or other valuation technique appropriate for the facts and circumstances, to determine the fair value of such investments, ultimately providing a high and low valuation for each investment. The Adviser generally records the mid-point of the range provided as fair value of the investment, but from time to time may record fair value at a level other than the mid-point. In all instances, the final valuation recorded is within the high and low band provided by the valuation agent. Given the illiquidity of these investments and lack of observable inputs, the Adviser categorizes these investments as Level III investments.

Valuation of Joint Venture Investments

Joint venture investments consist of common stock and senior unsecured notes issued by a joint venture entity. The Adviser values the common stock using the NAV as a practical expedient, unless it is probable that the Adviser will sell a portion of the investment at an amount different than the NAV. The Fund values the senior unsecured notes at recent transacted cost.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks and considerations. The risks described in the prospectus are not the only risks the Fund faces. Additional risks and uncertainties not currently known to the Fund or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Risks of Investing in Certain Pooled Issuers and other Structured Debt Securities

Portfolio Debt Securities and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, such securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, such may be governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.

Subordinated Securities Risk

Certain debt securities in which the Fund may invest are subordinated to more senior tranches of debt. Accordingly, such debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same issuer. In addition, certain securities are under-collateralized in that the face amount of the issuer’s debt and equity exceeds its total assets. With respect to certain investments that the Fund expects to acquire, the Fund will be in a first loss or subordinated position with respect to realized losses on the underlying assets held by the issuers of such securities.

EAGLE POINT DEFENSIVE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

March 31, 2025

(expressed in U.S. dollars)

High Yield Investment Risk

Certain investments that the Fund acquires are expected to be rated below investment grade or unrated. Such securities are sometimes referred to as “high yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying certain investments may also be high yield investments. Investing in such investments involves greater credit and liquidity risk, which may adversely impact the Fund’s performance.

Payment-In-Kind and Original Issue Discount

To the extent that the Fund invests in original issue discount instruments, including payment-in-kind loans and zero coupon bonds, investors will be exposed to the risks associated with the inclusion of such non-cash income in taxable and accounting income prior to receipt of cash.

Leverage Risk

The use of leverage, whether directly or indirectly through investments, may magnify the Fund’s risk of loss. Certain issuers in which the Fund invests are very highly leveraged and therefore are subject to a high degree of risk of loss since the use of leverage magnifies losses.

Credit Risk

The Fund invests primarily in credit and credit-related instruments. Such investments generally fluctuate in value based upon broader market factors, such as changes in interest rates, and also based on developments affecting the perceived creditworthiness and ability of the borrower to repay the principal and interest owed with respect to the underlying indebtedness. If a credit investment in the Fund’s portfolio declines in price and/or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Fund’s NAV and/or income would be adversely impacted.

Key Personnel Risk

The Adviser manages the Fund’s investments. Consequently, the Fund’s success depends, in large part, upon the services of the Adviser (including Eagle Point Credit Management LLC, which provides the Adviser with investment professionals and other resources under a personnel and resources agreement) and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser (or Eagle Point Credit Management LLC) will continue to serve in their current positions or continue to be employed by the Adviser. The Fund can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Fund’s investment adviser.

Conflicts of Interest Risk

The Fund’s executive officers and trustees, and the Adviser and certain of its affiliates and their officers and employees, including the members of the Investment Committee, have several conflicts of interest as a result of the other activities in which they engage.

Risks of Default on Underlying Assets

A wide range of factors could adversely affect the ability of the issuer of an underlying asset to make interest or other payments on that asset and result in a default by such issuer. Defaults and losses of underlying assets would reduce the Fund’s collateral in the investment or otherwise impair the creditworthiness of the Fund’s investment. This could have a negative impact on the fair value of the Fund’s investment and reduce the cash flows that the Fund receives from its investment.

Prepayment Risk

Investments held by the Fund may be prepaid more quickly than expected. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond the Fund’s control and consequently cannot be accurately predicted. Early prepayments give rise to increased reinvestment risk, as the Fund might realize excess cash from prepayments earlier than expected. If the Fund is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce the Fund’s net income and the fair value of that asset.

EAGLE POINT DEFENSIVE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

March 31, 2025

(expressed in U.S. dollars)

Liquidity Risk

Generally, there is no public market for many of the investments the Fund targets. As such, the Fund may not be able to sell such investments quickly, or at all. If the Fund is able to sell such investments, the prices the Fund receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Fund.

Incentive Fee Risk

The Fund’s incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts the Fund’s performance.

Fair Valuation of the Fund’s Portfolio Investments

Generally, there is no public market for many of the investments the Fund targets. As a result, the Adviser values these securities at fair value in accordance with the requirements of the 1940 Act. The Adviser’s determinations of the fair value of the Fund’s investments have a material impact on the Fund’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Fund’s NAV on a given date to understate or overstate, possibly materially, the value that the Fund ultimately realizes on one or more of the Fund’s investments.

Non-Diversification Risk

The Fund is a non-diversified investment company under the 1940 Act and expects to hold a narrower range of investments than a diversified fund under the 1940 Act.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Fund’s ability to raise capital, reduce the availability of suitable investment opportunities for the Fund or adversely and materially affect the value of the Fund’s investments, any of which would negatively affect the Fund’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide.

Synthetic Investments Risk

The Fund may invest in synthetic investments, including regulatory capital relief securities and credit risk transfer securities, which are fixed rate or floating rate unsecured general obligations issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Fund will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Fund will generally have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Fund will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Fund may be treated as a general creditor of such counterparty and will not have any claim with respect to the reference asset.

Currency Risk

Although the Fund primarily makes investments denominated in U.S. dollars, the Fund may make investments denominated in other currencies. The Fund’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Fund may or may not hedge currency risk.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Fund had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the relevant risks.

EAGLE POINT DEFENSIVE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

March 31, 2025

(expressed in U.S. dollars)

Interest Rate Risk

The price of certain of the Fund’s investments, particularly debt or preferred equity investments with a fixed coupon or dividend rate, may be significantly affected by changes in interest rates. In general, rising interest rates will negatively affect the price of a fixed rate instrument and falling interest rates will have a positive effect on the price of a fixed rate instrument. If general interest rates rise, there is a risk that the Fund’s floating rate investments (or an issuer’s underlying obligors) will be unable to pay escalating interest amounts, which could result in a default under their loan documents and credit losses to the Fund. Rising interest rates could also cause issuers to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. If interest rates fall, the Fund’s floating rate investments would generally be expected to generate a lower rate of income.

Refinancing Risk

If the Fund incurs debt financing and subsequently refinances such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Fund fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Fund’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Fund’s ability to grow, and holders of the Fund’s shares would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk

If the Fund fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Fund’s net assets, the amount of income available for distributions to the Fund’s shareholders, and the amount of income available for payment of the Fund’s other liabilities.

Derivatives Risk

Derivative instruments in which the Fund may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, OTC trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of derivative transactions, the Fund could lose the entire amount of the Fund’s investment; in other types of derivative transactions the potential loss is theoretically unlimited.

Counterparty Risk

The Fund may be exposed to counterparty risk, which could make it difficult for the Fund or the investments in which the Fund holds to collect on obligations, thereby resulting in potentially significant losses.

Price Risk

Investors who buy shares of the Fund at different times will likely pay different prices.

Global Risk

Due to highly interconnected global economies and financial markets, the value of the Fund’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the enactment of trade tariffs, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Banking Risk

The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Fund, the Fund’s underlying obligors, the sponsors or managers of the issuers in which the Fund invests, or the Fund’s service providers could adversely affect the Fund’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such company may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if an issuer’s manager or sponsor has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the issuer it manages, which could negatively affect the performance of such issuers (and, therefore, the performance of the Fund).

EAGLE POINT DEFENSIVE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

March 31, 2025

(expressed in U.S. dollars)

Foreign Investing Risk

The Fund may invest in securities of foreign issuers (or U.S. issuers that hold foreign assets) to the extent consistent with the Fund’s investment strategies and objectives. Investing in foreign entities may expose the Fund to additional risks, including exchange control regulations, political and social instability, expropriation, foreign taxes, less liquid and transparent markets, high transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, the Fund, and the issuers in which the Fund invests, may have difficulty enforcing creditor’s rights in foreign jurisdictions.

Illiquid Shares Risk

The Fund’s shares are not publicly traded and the Fund does not expect a secondary market in the shares to develop in the foreseeable future, if ever. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding shares at NAV, the number of shares tendered in connection with a repurchase offer may exceed the number of shares the Fund has offered to repurchase, in which case not all of an investor’s shares tendered in that offer will be repurchased. If shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of shares not to exceed 2% of the outstanding shares of the Fund on the repurchase request deadline. In connection with any given repurchase offer, the Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. Hence, an investor may not be able to sell their shares when and/or in the amount desired.

4.	SUMMARY OF DERIVATIVE ACTIVITY

Warrants

The Fund may receive warrants from issuers upon an investment in the debt or equity of an issuer. The warrants provide the Fund with exposure to and potential gains upon equity appreciation of the issuer’s share price.

The value of a warrant has two components: time value and intrinsic value. A warrant has a limited life and expires on a certain date. As the expiration date of a warrant approaches, the time value of a warrant will decline. In addition, if the stock underlying the warrant declines in price, the intrinsic value of an in-the-money warrant will decline. Furthermore, if the price of the stock underlying the warrant does not exceed the strike price of the warrant on the expiration date, the warrant will expire worthless. As a result, the Fund could potentially lose its entire investment in a warrant.

The Fund is exposed to counterparty risk from the potential failure of an issuer of warrants to settle its exercised warrants. The maximum risk of loss from counterparty risk to the Fund is the fair value of the contracts.

The following table presents the fair value amounts of derivative contracts included in the Statement of Financial Condition, categorized by type of contract, as of March 31, 2025. The following table also identifies the realized and unrealized gain and loss amounts included in the Statement of Operations, categorized by type of contract, for the six months ended March 31, 2025:

(presented in millions)

Derivatives not accounted for as hedging instruments under ASC 815

Type of Contract	Derivative Assets	Derivative Liabilities	Realized Gain (Loss)	Unrealized Gain (Loss)
Equity contracts	$0.5	$—	$—	$0.1

EAGLE POINT DEFENSIVE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

March 31, 2025

(expressed in U.S. dollars)

5.	RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

Effective March 6, 2024, the Fund entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Fund will pay the Adviser a base management fee and an incentive fee for its services, effective commencing on the date that the Fund’s registration statement is declared effective by the SEC. As a result, for the period from July 29, 2024 (commencement of operations) through March 31, 2025, the Adviser didn’t charge any base management or incentive fees.

Base Management Fee

The base management fee shall be calculated monthly and payable quarterly in arrears at an annual rate equal to 1.50% of the Fund’s “Managed Assets” at the end of the most recently completed calendar month, provided, that if the Fund calculates its NAV more frequently than monthly, the base management fee shall be calculated on the same frequency as the NAV is calculated. Per the Advisory Agreement, Managed Assets are defined as total assets (including assets attributable to the Fund’s use of leverage) minus the sum of the Fund’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage).

Incentive Fee

The incentive fee shall be payable quarterly in arrears and equal to 15% of the Fund’s pre-incentive fee net investment income (“PNII”) of the Fund or each class of shares of the Fund (to the extent that the Fund offers multiples classes of shares) (“Class”), based on such Class’s NAV relative to the Fund as a whole, for the immediately preceding calendar quarter, subject to a “hurdle rate” and a “catch up” feature, as described below. Per the Advisory Agreement, PNII is defined as (a) interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees) accrued during the calendar quarter (or, if applicable, a Class’s allocable share of such income), minus (b) the Fund’s operating expenses for the quarter, including the base management fee, expenses payable under the Administration Agreement (as defined below), any interest expense and/or dividends paid on any issued and outstanding debt or preferred stock and, if applicable, any fees payable for distribution and/or shareholder servicing agreements, but excluding organizational and offering expenses and the incentive fee, (or if applicable, a Class’s allocable share of such operating expenses) after giving application to any reimbursement or recoupment under the Expense Limitation and Reimbursement Agreement (as defined below). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments payment-in-kind interest and zero-coupon securities), accrued income that the Fund has not yet received in cash. PNII does not include any realized or unrealized capital gains or realized or unrealized losses.

PNII, expressed as a rate of return on the value of the Fund’s or Class’s, as applicable, net assets at the end of the immediately preceding calendar quarter, shall be compared to a “hurdle rate” of 1.875% (7.5% annualized) of the Fund’s or Class’s, as applicable, NAV per quarter and a “catch up” feature. The Fund shall pay the Adviser an incentive fee with respect to the Fund’s or Class’s, as applicable, PNII in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Fund’s or Class’s, as applicable, PNII does not exceed the hurdle of 1.875% of the Fund’s NAV; (2) 100% of the Fund’s or Class’s, as applicable, PNII with respect to that portion of such PNII, if any, that exceeds the hurdle rate but is less than 2.20588% of the Fund’s NAV in any calendar quarter (8.82353% annualized) (“catch up”); and (3) 15% of the amount of the Fund’s or Class’s, as applicable, PNII, if any, that exceeds 2.20588% of the Fund’s NAV in any calendar quarter.

Administration Agreement

Effective March 6, 2024, the Fund entered into an administration agreement (the “Administration Agreement”) with Eagle Point Administration LLC (the “Administrator”). The Adviser and the Administrator are under common ownership by Eagle Point Holdings LP. The Administrator is subject to the supervision and overall control of the Board. The Administration Agreement may be terminated by the Fund without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Fund. The Administration Agreement is approved by the Board on an annual basis. Pursuant to the terms of the Administration Agreement, the Administrator performs, or arranges the performance of, the Fund’s required administrative services, which include being responsible for the financial records and other records that the Fund is required to maintain, preparing reports which are disseminated to the Fund’s shareholders and preparing reports and other materials filed with the SEC. Additionally, per the Administration Agreement, the Administrator is responsible for providing the Fund with accounting services, assisting the Fund in determining and publishing the Fund’s NAV, overseeing the preparation and filing of the Fund’s tax returns, coordinating the preparation and filing of tender offers on behalf of the Fund, monitoring the Fund’s compliance with tax and other applicable laws and regulations and preparing, and assisting the Fund with any audits by an independent public accounting firm of the Fund’s financial statements. Furthermore, the Administrator is also responsible for managing the printing and dissemination of reports to the shareholders of the Fund, maintaining the Fund’s website, providing support for the Fund’s investor relations, generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others and providing such other administrative services as the Fund may designate from time to time.

EAGLE POINT DEFENSIVE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

March 31, 2025

(expressed in U.S. dollars)

The Fund shall reimburse the Administrator for the costs and expenses incurred by the Administrator in performing its obligations and providing personnel (for the avoidance of doubt, including salaries and related payroll expenses) and facilities. Payments pursuant to the Administration Agreement are equal to the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Fund’s allocable portion of the costs of compensation and related expenses of the Fund’s chief compliance officer, chief financial officer, chief operating officer and their respective support staff. The Fund’s allocable portion of such compensation is based on an allocation of the time spent on the Fund relative to other matters. To the extent the Administrator outsources any of its functions, including to any sub-administrator, the Fund shall pay the fees associated with such functions on a direct basis, without profit to the Administrator. Commencing August 6, 2024, certain accounting and other administrative services have been delegated by the Administrator to ALPS Fund Services, Inc. (“SS&C ALPS”, the “Sub-Administrator”).

For the six months ended March 31, 2025, the Fund was charged a total of $0.1 million in administration fees consisting of $0 and $0.1 million, relating to services provided by the Administrator and Sub-Administrator, respectively, which are included in the Statement of Operations and, of which $0.1 million was payable as of March 31, 2025.

Expense Limitation and Reimbursement Agreement

Effective March 6, 2024, the Fund and the Adviser entered into an expense limitation and reimbursement agreement (the “ELA”). The ELA will permit the Adviser to pay, directly or indirectly, Fund operating expenses or to waive fees due by the Fund to the Adviser or affiliates of the Adviser to the extent that it deems appropriate in an effort to limit the expenses borne by the shareholders of the Fund. Expense payments or waivers made by the Adviser will be subject to reimbursement from the Fund for up to three years after such expense payment or waiver was made. Reimbursement to the Adviser or affiliates of the Adviser must be approved by the Board prior to recoupment by the Adviser or affiliates of the Adviser.

Organizational and Offering Expenses

Effective March 6, 2024, the Fund and the Adviser entered into an organizational and offering (“O&O”) expense support and reimbursement agreement (the “O&O Agreement”). Under the O&O Agreement, the Fund will pay for organizational and certain offering expenses up to a limit of 1.5% of gross proceeds raised from the sale and issuance of the Fund’s shares. The Fund may pay organizational and offering expenses in the form of direct payments to third party vendors. The Fund may also pay organizational and offering expenses to affiliates of the Fund, the Adviser or the Administrator in the form of reimbursement subject to the organizational and offering expense limit. O&O expenses paid by the Adviser are reimbursable by the Fund up to three years after the date on which such O&O expenses were paid on the Fund’s behalf. Reimbursement can only be made if the Fund is able to make the reimbursement without exceeding the 1.50% limit described above, at the time of such reimbursement. Furthermore, reimbursement must by approved by the Board.

Exemptive Relief

On March 17, 2015, the SEC issued an exemptive order which permits the Fund to participate in certain negotiated co-investments alongside other accounts managed by the Adviser, or its affiliates, subject to certain conditions.

EAGLE POINT DEFENSIVE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

March 31, 2025

(expressed in U.S. dollars)

Affiliated Ownership

As of March 31, 2025, the Adviser and its affiliates held indirectly an aggregate of 1.00% of the Fund’s shareholders’ equity. As of March 31, 2025, an unaffiliated institutional investor (a limited partner of the Partnership) held indirectly an aggregate of 99.00% of the Fund’s shareholders’ equity and held an indirect non-controlling ownership interest in the Adviser.

Affiliated Investments

The Fund has investments that are considered affiliated investments as defined under the 1940 Act, which represents investments in which the Fund owns 5% or more of the outstanding voting securities under common ownership or control. The following investments were considered affiliated investments, for which the Fund’s ownership alongside other vehicles also managed by the Adviser or affiliates of the Adviser exceeds 5% or more of outstanding voting securities as of March 31, 2025.

(presented in millions)

Issuer	Investment Description	Interest Income	Dividend Income	Net unrealized appreciation (depreciation) on Investments
Senior Credit Corp 2022 LLC	Senior Unsecured Loans and Notes, 8.500%, due on 12/05/2028	$0.4	$—	$—
Senior Credit Corp 2022 LLC	Common Stock	—	1.2	0.1
	Total (1)	$0.4	$1.2	$0.1

Issuer	Investment Description	Fair Value	Funded Commitment	Unfunded Commitment
Senior Credit Corp 2022 LLC	Senior Unsecured Loans and Notes, 8.500%, due on 12/05/2028	$10.6	$10.6	$1.7
Senior Credit Corp 2022 LLC	Common Stock	5.2	4.5	0.7
	Total (1)	$15.8	$15.2	$2.5

(1) Amounts may not foot due to rounding.

Due from Affiliates

Due to the timing and nature of the Contribution Transaction, $0.5 million of principal and interest payments from certain investments that were contributed to the Fund settled at the Partnership. As of March 31, 2025, the total amount owed to the Fund from the Partnership was $0.5 million, as presented on the Statement of Financial Condition.

6.	SHAREHOLDERS’ EQUITY

As of March 31, 2025, there were 10,010,000 common shares issued and outstanding.

7.	COMMITMENTS AND CONTINGENCIES

The Fund is not currently subject to any material legal proceedings. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Fund does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As part of its strategy, the Fund seeks to provide financing through senior secured credit facilities. Such facilities may include revolving loan commitments, as well as delayed drawdowns of senior secured term loans. Additionally, the Fund makes commitments to and invests in structured finance securities. As of March 31, 2025, the Fund had total unfunded commitments arising from such facilities and investments of $27.5 million, consisting of $25.0 million and $2.5 million, arising from unaffiliated investments and affiliated investments, respectively. As of March 31, 2025, the Fund recorded $0 in net unrealized depreciation on unfunded loan commitments.

8.	INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, during the normal course of business, the Fund enters into contracts containing a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known; however, the Fund expects any risk of loss to be remote.

EAGLE POINT DEFENSIVE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

March 31, 2025

(expressed in U.S. dollars)

9.	REVOLVING CREDIT FACILITY

The Fund may utilize leverage to the extent permitted by the 1940 Act. The Fund may obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. The use of leverage creates an opportunity for increased net income and capital appreciation, but also creates additional risks and expenses which will be borne entirely by common shareholders. The Fund’s leverage strategy may not ultimately be successful.

On August 2, 2024, the Fund entered into a loan and security agreement (the “Revolving Credit Facility”) with City National Bank. Pursuant to the terms of the Revolving Credit Facility, the Fund can borrow up to the lesser of (a) the Revolver Commitment (the “Revolver Commitment”), which can be changed from time to time, and (b) the “Borrowing Base”, which is defined as varying percentages of the fair value of eligible investments. As of March 31, 2025, the Revolver Commitment was $50.0 million. Borrowings under the Revolving Credit Facility can be either Base Rate (defined as the greatest of (a) the Federal Funds Rate plus a spread, (b) the rate of interest announced or otherwise established by City National Bank as its prime commercial rate and (c) Term Secured Overnight Financing Rate (“SOFR”) plus a spread) loans or SOFR loans. SOFR loans under the Revolving Credit Facility bear interest at the daily or one-month SOFR, plus a spread. The Fund is required to pay a commitment fee on the unused amount of the Revolver Commitment.

For the six months ended March 31, 2025, the Fund had an average outstanding borrowing balance and an average interest rate of $30.9 million and 7.03%, respectively. The interest expense on the Revolving Credit Facility was $1.1 million for the same period, inclusive of the commitment fee, as recorded in the Statement of Operations. As of March 31, 2025, the Fund’s outstanding borrowing amount was $39.4 million, which is presented net of unamortized deferred financing costs of $0.1 million on the Statement of Financial Condition.

The Revolving Credit Facility will mature on the earlier of (i) the termination of the Revolver Commitment, as defined by the terms of the Revolving Credit Facility or (ii) the scheduled maturity date of August 2, 2025, unless extended.

10.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Fund is permitted to issue senior securities, including debt securities and preferred shares, and borrow from banks or other financial institutions, provided that the Fund satisfies certain asset coverage requirements.

With respect to senior securities that are equity (i.e., preferred shares), the Fund is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are equity and calculated as the ratio of the Fund’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are equity.

With respect to senior securities representing indebtedness, such as the Revolving Credit Facility or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Fund is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness.

If the Fund’s asset coverage declines below 300% (or 200%, as applicable), the Fund would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred shar es and may be prohibited from declaring certain distributions to shareholders. In addition, the terms of the Revolving Credit Facility require the Fund to cure any breach of the applicable asset coverage if the Fund fails to maintain the applicable asset coverage.

EAGLE POINT DEFENSIVE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

March 31, 2025

(expressed in U.S. dollars)

The following table summarizes the Fund’s asset coverage with respect to its Revolving Credit Facility, as of March 31, 2025, and as of September 30, 2024:

(presented in millions)

	As of March 31, 2025	As of September 30, 2024
Total assets	$150.3	$130.8
Less liabilities and indebtedness not represented by senior securities	(2.2)	(0.5)
Net total assets and liabilities	$148.1	$130.3

Revolving Credit Facility	$39.4	$27.9

Asset coverage of Revolving Credit Facility (1)	376%	467%

(1) The asset coverage ratio of Revolving Credit Facility is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

11.	SUBSEQUENT EVENTS

On April 16, 2025, the Fund issued 25,000 shares of Series A Term Cumulative Preferred Shares due 2028 (the “Series A Term Preferred Shares”) via private placement, resulting in net proceeds to the Fund of $24.5 million after payment of underwriting commission and offering expenses.

Subsequently, on May 14, 2025, the Fund issued an additional 10,000 shares of Series A Term Preferred Shares via private placement, resulting in net proceeds to the Fund of approximately $9.9 million after payment of underwriting commission and offering expenses.

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the financial statements and related notes through the date of release of this report.

Eagle Point Defensive Income Trust

Financial Highlights

Per Share Data	For the period from October 1, 2024 through March 31, 2025	For the period from July 29, 2024 (Commencement of Operations) through September 30, 2024
Net asset value at beginning of period	$10.23	$10.00

Net investment income (1)	0.64	0.15

Net realized gain (loss) and changed in unrealized appreciation (depreciation) on investments (1) (2)	(0.00)	0.08

Net income (loss) and net increase (decrease) in net assets resulting from operations (1)	0.64	0.23

Distributions to shareholders from net investment income (3)	—	—

Distributions to shareholders from net realized gains on investments (3)	—	—

Distributions to shareholders from tax return of capital (3)	—	—

Total distributions declared to shareholders (3)	—	—

Distributions to shareholders based on weighted average shares impact (4)	—	—

Total distributions to shareholders	—	—

Net asset value at end of period	$10.87	$10.23

Total net asset value return (5)	6.23%	2.30%

Shares outstanding at end of period	10,010,000	10,010,000

Ratios and Supplemental Data:

Net asset value at end of period	$108,762,894	$102,388,088
Ratio of expenses to average net assets (6)	2.99%	3.65%
Ratio of net investment income to average net assets (6)	12.52%	13.14%
Portfolio turnover rate (7)	10.50%	3.73%
Asset coverage of preferred stock	N/A	N/A
Asset coverage of debt securities	376%	467%

Revolving Credit Facility:
Principal amount outstanding at end of period	$39,385,766	$27,885,766
Asset coverage per $1,000 at end of period (8)	$3,760	$4,672

Footnotes to Financial Highlights:

(1)	Per share amounts are based on weighted average of shares outstanding for the period.
(2)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments may include a balancing figure to reconcile the change in NAV per share at the end of each period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and changed in unrealized appreciation (depreciation) on investments for the period because of the timing of issuance of the Fund's shares in relation to fluctuating market values for the portfolio.
(3)	The information provided is based on estimates available at each respective period. The Fund's final taxable income and the actual amount required to be distributed will be finally determined when the Fund files its final tax returns and may vary from these estimates.
(4)	Represents the difference between the per share amount distributed to shareholders of record and the per share amount distributed based on the weighted average of shares outstanding for the period.
(5)	Total return for the period from July 29, 2024 (commencement of operations) through September 30, 2024 and for the period from October 1, 2024 through March 31, 2025 are not annualized. Total return is calculated based on the change in NAV per share between the beginning and end of period NAV per share and assumes distributions paid to shareholders during the period were reinvested in accordance with the Fund's distribution reinvestment plan.
(6)	Ratios for the period from July 29, 2024 (commencement of operations) through September 30, 2024 and for the period from October 1, 2024 through March 31, 2025 are annualized.
(7)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period (excluding investments acquired in exchange for shares issued by the Fund) and total sales executed during the period and repayments of principal (excluding sales of investments made following a purchase-of-assets transaction to realign the Fund's portfolio), divided by the average fair value of investments (with appropriate adjustments made to the denominator to follow adjustments made to the numerator) for the same period.
(8)	The asset coverage per unit figure is the ratio of the Fund's total assets, less liabilities and indebtedness not represented by the Revolving Credit Facility, to the aggregate dollar amount of outstanding borrowings of the Revolving Credit Facility, in accordance with Section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount.

Eagle Point Defensive Income Trust

Supplemental Information

Senior Securities Table

Information about the Fund’s senior securities shown in the following table has been derived from the Fund’s financial statements as of and for the dates noted.

(presented in millions)

Title of Security	Total Principal Amount Outstanding	Asset Coverage Per Unit ⁽¹⁾

For the six months ended March 31, 2025
Revolving Credit Facility (City National Bank)	$39.4	$3,760

For the period ended September 30, 2024
Revolving Credit Facility (City National Bank)	$27.9	$4,672

(1)	The asset coverage per unit figure is the ratio of the Fund's total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of outstanding applicable senior securities, as calculated for the Revolving Credit Facility in accordance with Section 18(h) of the 1940 Act. With respect to the Revolving Credit Facility, the asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

Distribution Reinvestment Plan

Subject to our Board of Trustees’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. We have adopted an “opt in” distribution reinvestment plan (“DRIP”) pursuant to which shareholders may elect to have the full amount of your cash distributions reinvested in additional Shares. Shares will be issued pursuant to the DRIP at their net asset value. There is no sales load or other charge for distributions reinvestment. Participants in our DRIP are free to elect or revoke reinstatement in the DRIP within a reasonable time as specified in the plan. If shareholders elect to participate in the DRIP, distributions on Shares are automatically reinvested in additional Shares by SS&C Technologies, Inc., or the “DRIP Agent.” A request must be received and processed by the DRIP Agent before the dividend record date to be effective for that income distribution or capital gain distribution. Holders of our Shares who receive distributions in the form of additional Shares are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution and will not receive a corresponding cash distribution with which to pay any applicable tax. Reinvested distributions increase our Shareholders’ equity on which a management fee is payable to the Adviser.

We and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any distribution by us.

All correspondence or additional information about the DRIP should be directed to SS&C Technologies, Inc., (866) 661-6615 or by mail: 80 Lamberton Rd., Windsor, CT 06095.

Additional Information

Portfolio Information

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT will be available without charge, upon request by calling (866) 661-6615, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Proxy Voting Policies and Records

The Fund has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501 or (2) in the Fund’s prospectus, filed with the SEC, which can be found on the SEC’s website (www.sec.gov).

Information regarding how we voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, without charge: (1) upon request, by calling toll free (844) 810-6501 or (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how we voted proxies by making a written request for proxy voting information to: Eagle Point Defensive Income Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830.

Privacy Policy

The Fund is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Defensive Income Trust and its affiliated companies. The terms of this notice apply to both current and former shareholders. The Fund will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Fund maintains procedural safeguards that are reasonably designed to comply with federal standards. We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Fund’s investment adviser, Eagle Point Defensive Income Management LLC and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. The Fund’s goal is to limit the collection and use of information about you. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase shares of the Fund and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports and other information required by law, and to send you information the Fund believes may be of interest to you. We may disclose your personal information to unaffiliated third-party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Fund. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

If you have any queries or concerns about the privacy of your personal information, please contact our investor relations team at (866) 661-6615.

We will review this policy from time to time and may update it at our discretion.

*                     *                     *

End of Semiannual Report. Back Cover Follows

EAGLE POINT
DEFENSIVE INCOME

Eagle Point Defensive Income Trust

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 340-8500

Investment Adviser

Eagle Point Defensive Income Management LLC

600 Steamboat Road, Suite 202
Greenwich, CT 06830

Transfer Agent for Common Shares

SS&C Technologies, Inc.

80 Lamberton Rd.
Windsor, CT 06095
(833) 360 5520

Transfer Agent for Series A Term Cumulative Preferred Shares

Equiniti Trust Company, LLC

P.O. Box 500
Newark, NJ 07101
(800) 937 5449

© 2025, Eagle Point Defensive Income Trust. All rights reserved.

Item 2. Code of Ethics

The information required by this Item is only required in an annual report on this Form N-CSR

Item 3. Audit Committee Financial Expert

The information required by this Item is only required in an annual report on this Form N-CSR

Item 4. Principal Accountant Fees and Services

The information required by this Item is only required in an annual report on this Form N-CSR

Item 5. Audit Committee of Listed Registrant

The information required by this Item is only required in an annual report on this Form N-CSR

Item 6. Investments

(a)	A schedule of investments is included in the registrant’s report to stockholders under Item 1.
(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights For Open-End Management Investment Companies

Not applicable.

Item 8. Changes in and Disagreements With Accountants For Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis For Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 13. Portfolio Managers of Closed-End Investment Companies

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.
(b)	There has been no change, as of the date of the filing of this N-CSR, to any of the registrant’s portfolio managers.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders

Nominations of persons for election to the Board of Trustees at a meeting of shareholders of the registrant may be made only (i) by or at the direction of the Board of Trustees, (ii) pursuant to the notice of meeting or (iii) by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of these Bylaws. Such nominations by any shareholder shall be made pursuant to timely notice in writing to the Secretary of the registrant. To be timely, the shareholder's notice must be delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, and received at the principal executive offices of the registrant addressed to the attention of the Secretary of the registrant not less than ninety (90) days nor more than one hundred twenty (120) days in advance of the anniversary of the date the registrant's proxy statement was released to the shareholders in connection with the previous year's annual meeting of shareholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the shareholder must be received by the Secretary of the registrant not later than the close of business on the later of (x) the ninetieth (90th) day prior to such annual meeting and (y) the seventh (7th) day following the day on which public announcement of the date of such meeting is first made. Such shareholder's notice to the Secretary shall set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a Trustee, (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of capital stock of the Trust that are beneficially owned by the person and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of Trustees pursuant to the rules and regulations of the Securities and Exchange Commission under Section 14 of the Securities Exchange Act of 1934, as amended, and (ii) as to the shareholder giving the notice (a) the name and record address of the shareholder and (b) the class and number of shares of the registrant that are beneficially owned by the shareholder. The registrant may require any proposed nominee to furnish such other information as may reasonably be required by the registrant to determine the eligibility of such proposed nominee to serve as a Trustee of the registrant No person shall be eligible for election as a Trustee of the registrant unless nominated in accordance with the procedures set forth herein. The presiding officer at an annual meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

Item 16. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activity during the fiscal year ended March 31, 2025.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT DEFENSIVE INCOME TRUST

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (Principal Executive Officer)
Date:	May 21, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (Principal Executive Officer)
Date:	May 21, 2025

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer (Principal Financial Officer)
Date:	May 21, 2025